Asset Impairment Charges	12 Months Ended
Dec. 31, 2022
Disclosure of impairment of assets [Abstract]
Asset Impairment Charges	Asset Impairment Charges
As part of the Company’s monitoring controls, long-range forecasts are prepared for each CGU. The long-range forecast estimates are used to assess the significance of potential indicators of impairment and provide criteria to evaluate adverse changes in operations. The Company also considers the relationship between its market capitalization and its book value, among other factors, when reviewing for indicators of impairment. When indicators of impairment are present, the Company estimates a recoverable amount (the higher of value in use or fair value less costs of disposal) for the affected CGUs using discounted cash flow projections. The valuations are subject to measurement uncertainty from assumptions and inputs to the discount rates, power price forecasts, useful lives of the assets (extending to the last planned asset retirement in 2072) and long-range forecasts, which includes changes to production, fuel costs, operating costs and capital expenditures.
The Company recognized the following asset impairment charges (reversals):

For year ended Dec. 31	2022	2021	2020
Segments:
Hydro	21	5	2
Wind and Solar	43	12	—
Gas	—	5	—
Energy Transition	—	540	82
Corporate	(2)	27	—
Changes in decommissioning and restoration provisions on retired assets(1)	(53)	32	—
Intangible asset impairment charges - coal rights(2)	—	17	—
Project development costs(3)	—	10	—
Asset impairment charges	9	648	84
(1)    Changes relate to changes in discount rates and cash flow revisions on retired assets in 2022 and cash flow revisions on retired assets in 2021. Refer to Note 24 for further details.
(2)    Impaired to nil in 2021, as no future coal will be extracted from this area of the mine.
(3)    During 2021, the Company recorded an impairment charge of $9 million in the Hydro segment for the balance of project development costs at one of our hydro facilities as there is uncertainty on timing of when the project will proceed and $1 million related to projects that are no longer proceeding.
A. Hydro
During 2022, the Company recorded net impairment charges of $21 million on four hydro facilities as a result of changes in key assumptions, that included significant increases in discount rates, changes in pricing and changes in estimated future cash flows. The recoverable amounts of $89 million in total for these four assets were estimated based on fair value less costs of disposal utilizing a discounted cash flow approach and are categorized as a Level III fair value measurement. The carrying value of property, plant & equipment, right-of-use assets and intangible assets for these Hydro facilities was $88 million as at Dec. 31, 2022.
B. Wind and Solar
During 2022, the Company recorded net impairment charges of $43 million on five wind facilities and one solar facility as a result of changes in key assumptions, that included significant increases in discount rates, changes in pricing and changes in estimated future cash flows. The recoverable amounts of $754 million for these six assets were estimated based on fair value less costs of disposal utilizing a discounted cash flow approach and are categorized as a Level III fair value measurement. The carrying value of property, plant & equipment, right-of-use assets and intangible assets for these Wind and Solar facilities was $748 million as at Dec. 31, 2022.
During 2021, the Company recorded impairment charges of $10 million for a wind asset as a result of an increase in estimated decommissioning costs after the review of an engineering study commissioned for the wind sites. The resulting fair value measurement less costs of disposal is categorized as a Level III fair value measurement and the Company adjusted the expected value down to $65 million using discount rates of 5.0 per cent.
Additionally, during 2021, the Company recognized impairment charges of $2 million related to the Kent Hills Wind LP tower failure. The Company's subsidiary, Kent Hills Wind LP, experienced a single tower failure at its 167 MW Kent Hills wind facility in Kent Hills, New Brunswick. The failure involved a collapsed tower located within the Kent Hills 2 site.
The calculation of fair value less costs of disposal for all of the above facilities is most sensitive to the following assumptions:

	Location of assets	Current year contract and merchant discount rates (1)	Prior year contract and merchant discount rates(1)
Wind and Solar	Canada	6.4 and 7.1 per cent	5.0 and 5.0 per cent
	US	6.5 and 7.7 per cent	5.1 and 5.0 per cent
Hydro	Canada	5.9 and 6.4 per cent	3.6 and 4.9 per cent
(1)    Discount rates were related to the valuations performed for the Wind and Solar and Hydro segments in 2022. The prior year discount rates were related to the previous detailed valuation performed for the Wind and Solar segment in 2021 and for the Hydro segment in 2019.
C. Energy Transition
During 2021, the Company recognized asset impairment charges in the Energy Transition segment as a result of the decision to suspend the Sundance Unit 5 repowering project ($191 million) and planned retirements of Keephills Unit 1, effective Dec. 31, 2021 ($94 million), and Sundance Unit 4, effective April 1, 2022 ($56 million). Keephills Unit 1 and Sundance Unit 4 impairment assessments were based on the estimated salvage values of these units, which were in excess of the expected economic benefits from these units. For the Sundance Unit 5 repowering project, the recoverable amount was determined based on estimated fair value less costs of disposal of selling the assets under construction and estimated salvage value for the balance of the costs. The fair value measurement for assets under construction is categorized as a Level III fair value measurement. The total remaining estimated recoverable amount and salvage values for Sundance Unit 5 repowering project was $33 million. Discounting did not have a material impact to these asset impairments. The asset retirement and project suspension decisions were based on the Company's assessment of future market conditions, the age and condition of in-service units, as well as TransAlta's strategic focus toward renewable energy solutions.
During 2021, with the expected closure of the Highvale mine at the end of 2021, it was determined that the estimated salvage value exceeded the economic benefit to the Alberta Merchant CGU. The asset has been removed from the Alberta Merchant CGU for impairment purposes and was assessed for impairment as an individual asset, which resulted in the recognized impairment charge of $195 million in the Energy Transition segment, with the asset being written down to salvage value.
During 2020, the Company recognized impairment charges on Sundance Unit 3 in the amount of $70 million due to the Company's decision to retire the unit. As there were no estimated future cash flows from power generation expected to be derived from the unit, the unit was removed from the Alberta Merchant CGU and immediately written down to the salvage value of the scrap materials. In addition, the Company recognized an impairment of $9 million (US$7 million) due to a decrease in the fair value of land for the Centralia mine determined through a third-party appraiser.
D. Corporate
Energy Transfer Canada, formerly SemCAMS Midstream ULC, purported to terminate the agreements related to the development and construction of the Kaybob Cogeneration Project. As a result, during the first quarter of 2021, the Company recorded impairment charges of $27 million in the Corporate segment as this facility was not yet operational. The recoverable amount was based on estimated fair value less costs of disposal of reselling the equipment purchased to date. During the fourth quarter of 2022, the dispute has been settled. The Company reversed $2 million of the impairment loss previously recognized.